EXHIBIT 10.110

                              ARIS INDUSTRIES, INC.
                                475 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                                 August 28, 1997

Mr. Charles S. Ramat
1185 Park Avenue
Apartment No. 16A
New York, New York  10028

       Re:     Eighth Amendment to Executive Employment Agreement

Dear Mr. Ramat:

         Reference is made to your Senior Executive Employment Agreement with Aris Industries, Inc. ("Aris") made as of February 1, 1988 and amended August 2, 1991, May 6, 1992, March 25, 1993, June 14, 1993, October 3, 1995, March 20,
1996 and December 18, 1996 (such Agreement, as amended, referred to as the "Employment Agreement"). Recognizing the need to provide continuity of senior executive management, Aris has agreed to continue and extend the term of your Employment Agreement for the period through June 30, 2001, on the same terms and conditions currently set forth in your Employment Agreement, with the following amendments provided herein:

         1. Aris hereby elects to extend the term of your Employment Agreement as Chairman, President and Chief Executive Officer of Aris for the period through June 30, 2001, and accordingly, Section 3 of the Employment Agreement is hereby amended to provide that the term of your employment shall extend through June 30, 2001 and all references in Section 3 of the Employment Agreement to "three (3) years after the Effective Date" or to "June 30, 1998" shall hereinafter read "June 30, 2001". During the extension of the term of your Employment Agreement, you will continue to be compensated pursuant to, and will continue to receive all benefits and perquisites provided in, your Employment Agreement.

         2. (a) A total of 900,000 options to purchase Aris Common Stock shall be granted under Aris' 1993 Stock Incentive Plan as follows:(i) 750,000 options to yourself and (ii) 150,000 options to be allocated by you to other employees of Aris and its subsidiaries. All of such options shall have an exercise price of $1.00 per share, shall be granted as of the date of this Agreement, and shall vest eight (8) years from the date of grant, provided that the optionee has been continuously employed by Aris or its subsidiaries during such period.

                  (b) All or a portion of the options granted pursuant to Paragraph 2(a) above shall obtain accelerated vesting on the occurrence of the "Refinancing Date" (as defined herein) on or before December 31, 2000, depending on whether the Refinancing Date occurs during fiscal years 1997, 1998, 1999 or 2000. The Refinancing Date shall be the date upon which Aris' debt obligations to Heller Financial, Inc., BNY Financial Corporation, and AIF-II, L.P., pursuant to their respective secured note agreements with Aris dated June 30, 1993, each as amended to the date of this Agreement, are fully paid and satisfied in cash.

                  (c) In the event that the Refinancing Date occurs during calendar years 1998 or 1997, all 750,000 of such options granted to you will obtain accelerated vesting. In the event that the Refinancing Date occurs during calendar year 1999, 500,000 of such options granted to you will obtain accelerated vesting. In the event that the Refinancing Date occurs during calendar year 2000, 250,000 of such options granted to you will obtain accelerated vesting. In the event that the Refinancing Date occurs on or before December 31, 2000, all of such options granted to the other employees of Aris or its subsidiaries will obtain accelerated vesting. In the event that the Refinancing Date occurs during calendar year 2001 or thereafter, none of such options granted to you or the other employees of Aris or its subsidiaries will obtain accelerated vesting.

                  (d) All options which obtain accelerated vesting pursuant to Paragraph 2(c) above, shall vest as follows: (i) one-third on the later to occur of the Refinancing Date and the first anniversary of the date of this Agreement;(ii) one-third on the later to occur of the Refinancing Date and the second anniversary of the date of this Agreement; and (iii) one-third on the later to occur of the Refinancing Date and the third anniversary of the date of this Agreement. By way of example, if the Refinancing Date occurred on November 1, 1999, 500,000 of such options granted to you would obtain accelerated vesting, of which 333,333 would vest on the Refinancing Date on November 1, 1999(the later to occur of the Refinancing Date and the first and second anniversaries of the date of this Agreement), and the balance of 166,667 would vest on August 28, 2000(the later to occur of the Refinancing Date and the third anniversary of the date of this Agreement).

                  (e) In the event that the Employment Agreement is not renewed upon the expiration of its term, or if you are terminated by Aris without cause as defined in the Employment Agreement, then all of such options granted to you hereunder which have obtained accelerated vesting because the Refinancing Date has occurred prior to the non-renewal or termination date, shall immediately vest (regardless of whether the first, second or third anniversary of the date of this Agreement has occurred), and the term for exercise of such options shall be one year after the date of such non-renewal or termination. Upon your resignation or termination for cause(as defined in the Employment Agreement), all such options which are not then vested will expire and you will have ninety(90) days in which to exercise those options which are vested on the resignation or termination date.

                  (f) Aris shall enter into stock option agreements to document the grant of such options to you and such other recipients. 292,500 of the options granted to you shall be provided from the unused balance of the 1,200,000 shares currently reserved under Aris' 1993 Stock Incentive Plan, and the remainder of the options granted to you and the other key employees shall be provided by an amendment to Aris' 1993 Stock Incentive Plan to increase the number of reserved shares, referred to in paragraph 2(g) below.

                  (g) Aris shall call and hold a Shareholder's Meeting on a date no later than sixty(60) days after Aris' 1997 audited financial statements are available, for the purpose of approving an amendment to Aris' 1993 Stock Incentive Plan to increase the number of shares reserved for issuance under such Plan from 1,200,000 shares to 2,500,000 shares as well as ratifying the grant of options referred to above. The Board of Directors of Aris shall recommend to the shareholders the approval of such amendment and ratification, and Aris shall use its best efforts to obtain such shareholder approval. Aris shall prepare, file and distribute appropriate proxy statements, annual reports and other materials necessary for such shareholders meeting. In addition, following such shareholder approval and ratification, Aris agrees to prepare, file and distribute an amended Form S-8 Registration Statement covering the increased number of 2,500,000 shares reserved for issuance under Aris' 1993 Stock Incentive Plan.

         3. For the fiscal year commencing January 1, 1998, and each subsequent fiscal year during the term of this Agreement, you will be provided with a cash bonus based upon achievement of performance targets of Aris and its subsidiaries set annually in advance of each such fiscal year by mutual agreement, which bonus programs shall each become an addendum to the Employment Agreement.

         4. For the fiscal year commencing January 1, 1997, and each subsequent fiscal year during the term of the Employment Agreement, there will be no bonus earned under Section 4(b) of the Employment Agreement. The bonus provided by
Section 4(b) of the Employment Agreement shall remain in effect for fiscal years through and including 1996(including the SAR portion of such bonus for 1996 and prior years which is paid in future years). The ECI Bonus Pool program for the fiscal year commencing January 1, 1997 provided by the letter agreement between Aris and you dated December 18, 1996 shall remain in effect with respect to such fiscal year.

         5. In all other respects your Employment Agreement (as previously amended) shall continue unchanged and remain in full force and effect. The amendments to your Employment Agreement set forth in this letter shall become effective immediately. Please indicate your concurrence with the foregoing by signing in the space provided below, whereby this letter shall become a legal and binding agreement between you and Aris.

AGREED AND ACCEPTED:                               Very truly yours,

                                                   ARIS INDUSTRIES, INC.

                                                   /S/  Paul Spector
/s/ Charles S. Ramat                               ----------------------------
----------------------------------                 Paul Spector
Charles S. Ramat                                   Senior Vice President
                                                   and Chief Financial Officer

                              ARIS INDUSTRIES, INC.
                                475 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                                 March 10, 1998

Mr. Charles S. Ramat
1185 Park Avenue
Apartment No. 16A
New York, New York  10028

         Re:      Addendum to Executive Employment Agreement

Dear Mr. Ramat:

         Reference is made to your Senior Executive Employment Agreement with Aris Industries, Inc. ("Aris") made as of February 1, 1988 and amended August 2, 1991, May 6, 1992, March 25, 1993, June 14, 1993, October 3, 1995, March 20,
1996, December 18, 1996 and August 28, 1997(such Agreement, as amended, referred to as the "Employment Agreement"). Section 3 of the Eighth Amendment to your Employment Agreement dated August 28, 1997 provides that for the fiscal year commencing January 1, 1998, and each subsequent fiscal year during the term of the Employment Agreement, you will be provided with a cash bonus based upon achievement of performance targets of Aris and its subsidiaries set annually in advance of each such fiscal year by mutual agreement, which bonus programs shall each become an addendum to the Employment Agreement.

         This addendum will confirm that for the fiscal year commencing January 1, 1998, your cash bonus shall be computed as the sum of (i) 10% of the combined Pre-Tax, Pre-Management Fee and Pre-Bonus Net Income of Europe Craft Imports, Inc. and ECI Sportswear, Inc. for such fiscal year in excess of $4,500,000 and up to $6,000,000 and (ii) 20% of the combined Pre-Tax, Pre-Management Fee and Pre-Bonus Net Income of Europe Craft Imports, Inc. and ECI Sportswear, Inc. for such fiscal year in excess of $6,000,000 and up to $8,000,000. Such cash bonus for 1998 shall be paid within ten days after Aris' receipt of its audited financial statements for such fiscal year.

         Please indicate your concurrence with the foregoing by signing in the space provided below, whereby this letter shall become a legal and binding agreement between you and Aris.

                                       Very truly yours,

                                       ARIS INDUSTRIES, INC.

                                       By:  /s/ Paul Spector
                                            -----------------------------------
                                            Paul Spector, Senior Vice President
AGREED AND ACCEPTED:                        and Chief Financial Officer

/s/ Charles S. Ramat
----------------------------
Charles S. Ramat

                           APOLLO ARIS PARTNERS, L.P.
                             Two Manhattanville Road
                            Purchase, New York 10577

                                 August 28, 1997

Mr. Charles S. Ramat
1185 Park Avenue
Apartment No. 16A
New York, New York  10028

Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017

         Re:      Shareholders Meeting

Gentlemen:

         Reference is made to the Eighth Amendment to the Executive Employment Agreement between Aris Industries, Inc.("Aris") and Charles S. Ramat, Chairman, President and Chief Executive Officer thereof, dated the date hereof, a copy of which has been received and reviewed by Apollo Aris Partners, L.P.("Apollo"), a shareholder of Aris. This will confirm that (i) Apollo hereby consents to the amendment of the Aris' 1993 Stock Incentive Plan to increase the number of shares reserved for options from 1,200,000 to 2,500,000, (ii) Apollo hereby consents to the grant of options to Mr. Ramat and the other employees of Aris and its subsidiaries pursuant to the Eighth Amendment, and (iii) Apollo will, at any annual or special meeting of shareholders of Aris, vote all shares of Aris owned or controlled by it in favor of approval of an amendment to Aris' 1993 Stock Incentive Plan to increase the number of shares reserved for options under such plan from 1,200,000 to 2,500,000 as well as ratification of options granted to Mr. Ramat and other employees of Aris pursuant to such Eighth Amendment, and shall otherwise cooperate and use its best efforts to obtain approval by other Aris shareholders of such amendment and ratification.

                                   Very truly yours,

                                   APOLLO ARIS PARTNERS, L.P.
                                   By: APOLLO ADVISORS, L.P.,
                                       General Partner

                                   By: /S/ Robert A. Katz
                                       ----------------------------
                                   Title:      Vice President
                                          -------------------------

                              ARIS INDUSTRIES, INC.
                                475 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                                 August 28, 1997

AH EQUITIES, INC.
(f/k/a Davco Industries, Inc.)
Steven Arnold
Christopher Healy
350 Fifth Avenue
New York, New York 10118

         Re:      Shareholders Meeting

Gentlemen:

         Reference is made to the Shareholder's Agreement dated July 15, 1997 between Aris Industries, Inc.("Aris"), AH Equities, Inc.(f/k/a Davco Industries, Inc.), Steven Arnold and Christopher Healy, whereby AH Equities, Inc. and Messrs. Arnold and Healy agreed to vote all of the shares of Aris owned by them in favor of the recommendations of the Aris Board of Directors at any meetings of Aris shareholders, so long as Charles S. Ramat remained Chairman or President or CEO of Aris. Aris' Board of Directors has determined to grant a total of 900,000 options under Aris' 1993 Stock Incentive Plan, of which 750,000 would be granted to Mr. Ramat and 150,000 would be granted to other employees of Aris and its subsidiaries, all at an exercise price of $1.00 per share, vesting eight years from the date of the grant. In the event the "Refinancing Date" (as defined below) occurs prior to December 31, 2000, all or a portion of such options will obtain accelerated vesting depending on whether the Refinancing Date occurs in fiscal years 1997, 1998, 1999 or 2000. Options which obtain accelerated vesting shall vest as follows: (i) one third on the later to occur of the Refinancing Date and the first anniversary of the date of grant; (ii) one third on the later to occur of the Refinancing Date and the second anniversary of the date of grant; and(iii) one third on the later to occur of the Refinancing Date and the third anniversary of the date of grant. The Refinancing Date shall be the date upon which Aris' obligations to Heller Financial, Inc. , BNY Financial Corporation and AIF-II, L.P., pursuant to their respective secured note agreements with Aris dated June 30, 1993, each as amended, are fully paid and satisfied in cash. A meeting of Aris shareholders will be called and held during the Spring of 1998 to approve an amendment to Aris' 1993 Stock Incentive Plan to increase the number of shares reserved under the Plan from 1,200,000 to 2,500,000 to enable grant of such options and to ratify the grant of such options to Mr. Ramat and such other employees. By the grant of such options to Mr. Ramat, Aris was able to obtain an extension of the term of Mr. Ramat's Senior Executive Employment Agreement until June 30, 2001.

         By your signature in the space provided below, you hereby confirm that AH Equities, Inc., Steven Arnold and Christopher Healy (i) consent to the amendment of Aris 1993 Stock Incentive Plan to increase the number of reserved shares from 1,200,000 to 2,500,000,

(ii) consent to the grant to Mr. Ramat and the other employees of Aris of the options described above, and (iii) will, at any annual or special meeting of shareholders of Aris, vote all shares of Aris owned or controlled by them in favor of approval of an amendment to Aris' 1993 Stock Incentive Plan to increase the number of shares reserved for options under such plan from 1,200,000 to 2,500,000 as well as ratification of options granted to Mr. Ramat and other employees of Aris described above, and shall otherwise cooperate and use their best efforts to obtain approval by other Aris shareholders of such amendment and ratification.


                                             Very truly yours,

                                             ARIS INDUSTRIES, INC.

                                             By: /s/ Charles S. Ramat
                                                 ------------------------------
                                                 Charles S. Ramat, President

AGREED AND ACCEPTED:

AH EQUITIES, INC.
(F/K/A DAVCO INDUSTRIES, INC.)

By: /s/ Steven Arnold
   ------------------------------
   Steven Arnold, President

By:  /s/ Christopher Healy
    -----------------------------
    Christopher Healy, Chief
      Executive Officer

     /s/ Steven Arnold
---------------------------------
Steven Arnold, individually

     /s/ Christopher Healy
---------------------------------
Christopher Healy, individually